Exhibit T1A (vii)

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

                                                                  Board of Governors of the Federal Reserve sieSystem
                                                                  OMB Number: 7100-0036
                                                                  Federal Deposit Insurance Corporation
                                                                  OMB Number: 3064-0052
                                                                  Office of the Comptroller of the Currency
                                                                  OMB Number: 1557-0081

Federal Financial Institutions Examination Council                Expires March 31, 2009
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                                                                  Please refer to page i,
                                                                  Table of Contents, for
                                                                  the required disclosure
                                                                  of estimated burden.

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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business December 31, 2006           (20040630)
                                                            -----------
                                                            (RCRI 9999)




This report is required by law; 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss. 1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).



NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,   Clive Bucknall, Controller
     --------------------------
     Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.


   /s/ Joseph R. Simpson
------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

             11/03/06
------------------------------------------------------------------------------
Date of Signature

------------------------------------------------------------------------------

Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
     (EDS), by modem or computer diskette; or

b)   in hard-copy (paper) form and arrange for another party to convert the
------------------------------------------------------------------------------
paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


FDIC Certificate Number           5   7    8   9   0
                                 --------------------

                                      (RCRI 9030)
http://WWW.BANKING.US.HSBC.COM
------------------------------
------------------------------------------------------------------------------
     Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)





This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.




   /s/ Sal H. Alfieri
------------------------------------------------------------------------------
Director (Trustee)
                                          -
   /s/ Bernard J. Kennedy
------------------------------------------------------------------------------
Director (Trustee)

   /s/ Martin Glynn
------------------------------------------------------------------------------
Director (Trustee)


------------------------------------------------------------------------------


For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy of the completed report that the bank places in its files.

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HSBC Bank USA, NATIONAL ASSOCIATION
------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Wilmington
------------------------------------------------------------------------------
City (TEXT 9130)

DE                                            19801
------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)               ZIP Code TEXT 9220)

       Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


                   REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA, National Association                 of  Buffalo
---------------------------------------------------------------
  Name of Bank                                      City

in the state of New York, at the close of business December 31, 2006



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ASSETS
                                                                                                            Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                           -----------------------

 a.  Non-interest-bearing balances currency and coin                                                                 3,296,504.00
-----------------------------------------------------------------------------------------------------------
 b. Interest-bearing balances                                                                                        2,193,023.00
-----------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                                       2,864,307.00
-----------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                    19,499,845.00
-----------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
-----------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                            6,781,000.00

b. Securities purchased under agreements to resell                                                                   6,922,986.00
                                                                                                           -----------------------
Loans and lease financing receivables:
                                                                                                           -----------------------
   Loans and leases held for sale                                                                                    4,723,063.00
----------------------------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                                   85,402,131.00
-----------------------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                    894,222.00
-----------------------------------------------------------------------------------------------------------
                                                                                                           -----------------------
   Loans and lease, net of unearned income, allowance, and reserve                                            $     84,507,909.00
-----------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                   24,751,492.00
-----------------------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                                           537,648.00
-----------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                                 50,658.00
-----------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                             325,714.00
-----------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                                   NA
-----------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                          2,111,113.00
-----------------------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                                             520,906.00
-----------------------------------------------------------------------------------------------------------
Other assets                                                                                                         6,586,849.00
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                                       165,673,017.00
----------------------------------------------------------------------------------------------------------------------------------


LIABILITIES

Deposits:
                                                                                                           -----------------------
   In domestic offices                                                                                              76,695,812.00
----------------------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                      12,817,845.00
------------------------------------------------------------------------------------
   Interest-bearing                                                                          63,877,967.00
----------------------------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                                  30,569,234.00
------------------------------------------------------------------------------------                       -----------------------

-----------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                         727,457.00
------------------------------------------------------------------------------------
   Interest-bearing                                                                          29,841,777.00
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
----------------------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                                        158,472.00
-----------------------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                                   1,328,656.00
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                                 14,032,581.00
-----------------------------------------------------------------------------------------------------------
Other borrowed money                                                                                                23,489,514.00
-----------------------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                                                NA
-----------------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                                    3,887,869.00
-----------------------------------------------------------------------------------------------------------
Other liabilities                                                                                                    3,252,673.00
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                  153,414,811.00
----------------------------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                                               274
----------------------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL

----------------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                                   0
-----------------------------------------------------------------------------------------------------------
Common Stock                                                                                                                2,000
-----------------------------------------------------------------------------------------------------------
Surplus                                                                                                             10,123,714.00
-----------------------------------------------------------------------------------------------------------
Retained earnings                                                                                                    2,348,051.00
-----------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                                -215,833.00
-----------------------------------------------------------------------------------------------------------
Other equity capital components                                                                                                 0
-----------------------------------------------------------------------------------------------------------
Total equity capital                                                                                                12,257,932.00
-----------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                           165,673,017.00
----------------------------------------------------------------------------------------------------------------------------------

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